Exhibit 10.1

FIFTEENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTEENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of March 29, 2019 is by and among CELADON GROUP, INC. (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

A.          Certain credit facilities have been provided to the Loan Parties pursuant to that certain Amended and Restated Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of December 12, 2014 by and among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent.

B.          The Borrower has requested that the Administrative Agent and Lenders consent to the Disposition by the Loan Parties of certain assets (such Disposition, “Disposition A”), the Net Cash Proceeds of which shall be used to prepay Loans under the Credit Agreement.  The terms and conditions of Disposition A, and the assets to be sold pursuant to Disposition A (the “Disposition A Assets”), have been substantially identified in an officer’s certificate executed by a Responsible Officer of the Borrower and delivered to the Lenders prior to the date hereof (the “Disposition A Certificate”).

C.          The Borrower has requested that the Administrative Agent and Lenders consent to the Disposition by the Loan Parties of certain other assets (such Disposition, “Disposition B”), the Net Cash Proceeds of which shall be used to prepay Loans under the Credit Agreement.  The terms and conditions of Disposition B, and the assets to be sold pursuant to Disposition B (the “Disposition B Assets”), have been substantially identified in an officer’s certificate executed by a Responsible Officer of the Borrower and delivered to the Lenders prior to the date hereof (the “Disposition B Certificate”).

D.          The Borrower has requested that the Lenders (i) consent to Disposition A and Disposition B and (ii) agree to make certain amendments to the Credit Agreement.

E.          The Lenders have agreed to do so on the terms and conditions set forth in this Amendment.
NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.          Estoppel, Acknowledgement and Reaffirmation.  The undersigned Loan Parties hereby acknowledge and agree that, as of the date hereof, the Outstanding Amount of the Committed Loans and L/C Obligations constitute valid and subsisting obligations of such Loan Parties to the Lenders that are not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind.  The undersigned Loan Parties hereby acknowledge the Loan Parties’ obligations under the respective Loan Documents to which they are party.  Each of the undersigned Loan Parties hereby (i) acknowledges that it has granted Liens in favor of the Administrative Agent pursuant to, and is a party to, the Collateral Documents (including, with respect to certain Guarantors, pursuant to the Joinder Agreements executed by such Guarantors); (ii) reaffirms that each of the Liens created and granted in or pursuant to the Collateral Documents is valid and subsisting as of the date hereof; (iii) agrees that such Liens shall continue in effect as security for all Obligations; and (iv) agrees that this Amendment shall in no manner impair or otherwise adversely affect such Liens.

3.          Consent to Disposition A.  The Administrative Agent and Lenders hereby consent to Disposition A so long as Disposition A is consummated on terms and conditions that are materially consistent with those set forth on the Disposition A Certificate.  Each Lender hereby irrevocably authorizes the Administrative Agent to (i) take such actions as the Administrative Agent deems necessary to release and terminate all Liens granted to or held by the Administrative Agent under the Loan Documents on the Disposition A Assets and (ii) release any Subsidiary from its Guaranty under the Loan Documents if 100% of the Equity Interests in such Subsidiary constitute Disposition A Assets, in each case, upon (x) the consummation of Disposition A and (y) the Administrative Agent’s receipt of the Net Cash Proceeds received from Disposition A.  Each Lender hereby irrevocably authorizes the Administrative Agent to execute and deliver such documents as the Loan Parties may reasonably request, and that are in form and substance acceptable to the Administrative Agent, for the purpose of confirming to the applicable purchaser that such Liens on the Disposition A Assets and, if applicable, such Subsidiary Guarantors, shall be released upon consummation of  Disposition A in accordance with the conditions set forth in the Disposition A Certificate.

4.          Consent to Disposition B.  The Administrative Agent and Lenders hereby consent to Disposition B so long as Disposition B is consummated on terms and conditions that are materially consistent with those set forth on the Disposition B Certificate.  Each Lender hereby irrevocably authorizes the Administrative Agent to take such actions as the Administrative Agent deems necessary to release and terminate all Liens granted to or held by the Administrative Agent under the Loan Documents on the Disposition B Assets upon (x) the consummation of Disposition B and (y) the Administrative Agent’s receipt of the Net Cash Proceeds received from Disposition B.   Each Lender hereby irrevocably authorizes the Administrative Agent to execute and deliver such documents as the Loan Parties may reasonably request, and that are in form and substance acceptable to the Administrative Agent, for the purpose of confirming to the applicable purchaser that such Liens on the Disposition B Assets shall be released upon consummation of Disposition B in accordance with the conditions set forth in the Disposition B Certificate.

5.          Consent to Mt. Comfort Disposition.  The Administrative Agent and the Lenders hereby consent to Celadon Realty, LLC’s (“Celadon Realty”) Disposition of the remainder of the parcel of real property owned by Celadon Realty located at 6299 W. CR 300, South Greenfield, Indiana (the “Mt. Comfort Property”) on the following conditions: (i) within one Business Day after the consummation of such Disposition, the Loan Parties shall prepay Loans in an amount equal to the Net Cash Proceeds received in connection with such Disposition without, so long as no Event of Default then exists, a corresponding reduction of the Maximum Outstanding Amount and the Maximum Borrowing Amount; (ii) the amount of net cash proceeds received upon consummation of such Disposition shall be not less than the minimum and not more than the maximum amounts specified by the Administrative Agent to the Borrower in writing on the date hereof; (iii) such Disposition is made to an unaffiliated third party purchaser pursuant to an arms-length transaction; and (iv) such Disposition is consummated on or prior to May 24, 2019.  The Lenders hereby authorize and direct the Administrative Agent to, upon consummation of the Disposition of the Mt. Comfort Property in accordance with the terms set forth in this section, promptly execute and deliver to Celadon Realty (or its designee) a release of the Mortgage encumbering the Mt. Comfort Property.

6.          Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth below, the Credit Agreement is hereby amended as follows:

(a)           Section 1.01 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety and substituting the following therefor:
“Aggregate Commitments” means the Commitments of all Lenders.  The amount of the Aggregate Commitments in effect from the Twelfth Amendment Effective Date until the earlier to occur of (i) one Business Day after consummation of Disposition A and Disposition B and (ii) April 15, 2019 shall be $238,240,000.  Upon the occurrence of the earlier to occur of (i) one Business Day after consummation of Disposition A and Disposition B and (ii) April 15, 2019, the amount of the Aggregate Commitments shall be reduced to an amount equal to the Maximum Outstanding Amount as of such date plus $13,000,000.  The amount of the Aggregate Commitments shall at all times be subject to reduction as otherwise set forth in this Agreement.

“L/C Expiration Date” means July 31, 2020.

“Maximum Borrowing Amount” means (i) as of the Fifteenth Amendment Effective Date, an amount equal to $201,809,000 and (ii) as of April 15, 2019, an amount equal to the lesser of (x) $100,809,000 or (y) $201,809,000 minus the Actual Reduction Amount, in each case, as such amount may be subsequently reduced from time to time pursuant to Section 2.05 or increased up to an amount not to exceed the Aggregate Commitments with the written consent of the Required Lenders.

“Maximum Outstanding Amount” means (i) as of the Fifteenth Amendment Effective Date, an amount equal to $236,809,000 and (ii) as of April 15, 2019, an amount equal to the lesser of (x) $135,809,000 or (y) $236,809,000 minus the Actual Reduction Amount, in each case, as such amount may be subsequently reduced from time to time pursuant to Section 2.05 or increased up to an amount not to exceed the Aggregate Commitments with the written consent of the Required Lenders.

(b)          Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:
“Actual Reduction Amount” means amount equal to 100% of the aggregate Net Cash Proceeds received in connection with Disposition A and Disposition B minus $12,000,000.
“Disposition A” means the Disposition of certain assets on the terms and conditions permitted under the Fifteenth Amendment.
“Disposition B” means the Disposition of certain assets on the terms and conditions permitted under the Fifteenth Amendment.
“Fifteenth Amendment” means that certain Fifteenth Amendment to Amended and Restated Credit Agreement, dated as of the Fifteenth Amendment Effective Date, by and among the Loan Parties (excluding the Mexican Loan Parties), the Administrative Agent and the Lenders.
“Fifteenth Amendment Effective Date” means March 29, 2019.

(c)          Section 2.02(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(f)          Notwithstanding any of the provisions of this Agreement to the contrary and subject to the other borrowing limitations of this Agreement, (i) unless, and until such time as, the Borrower has received written consent from the Lenders (which consent shall be in the sole discretion of each Lender) regarding settlement of certain liabilities on terms and conditions approved by the Lenders, (x) the Total Outstandings shall not exceed the Maximum Outstanding Amount minus $5,000,000 and (y) the Outstanding Amount of all Loans shall not exceed the Maximum Borrowing Amount minus $5,000,000 and (ii) thereafter, (x) the Total Outstandings shall not exceed the Maximum Outstanding Amount and (y) the Outstanding Amount of all Loans shall not exceed the Maximum Borrowing Amount, in each case, at any time without the prior written consent of the Required Lenders.
(d)          Section 2.05(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(f)          If for any reason, at any time, the ratio of (a) Total Assets as set forth in the Asset Coverage Ratio Certificate most recently delivered pursuant to Section 6.02(h) to (b) Total Outstandings is less than (i) 0.95 to 1.0 at any time prior to the consummation of either of Disposition A or Disposition B; (ii) 1.05 to 1.0 at any time after the consummation of the first of either Disposition A or Disposition B; and (iii) 1.15 to 1.0 at any time after the consummation of both of Disposition A and Disposition B, the Borrower shall on the next Business Day prepay Loans and/or Cash Collateralize the Dollar Equivalent of the L/C Obligations in the aggregate amount necessary to reduce the Total Outstandings to an amount that would comply with the applicable foregoing ratio, without a corresponding reduction of the Aggregate Commitments, the Maximum Outstanding Amount or the Maximum Borrowing Amount.
(e)          Section 2.05 of the Credit Agreement is hereby amended by adding the following new clauses (k) and (l) to such section:
(k)          Upon the consummation of the first of Disposition A or Disposition B, the Borrower shall on the next Business Day prepay Loans and/or Cash Collateralize the Dollar Equivalent of the L/C Obligations in an amount equal to the amount of Net Cash Proceeds received by the applicable Loan Party or Subsidiary in connection with such Disposition, with a reduction of the Maximum Outstanding Amount and the Maximum Borrowing Amount by an amount equal to the amount of Net Cash Proceeds received in connection with such Disposition minus $12,000,000.
(l)          Upon the consummation of the second of Disposition A or Disposition B, the Borrower shall on the next Business Day prepay Loans and/or Cash Collateralize the Dollar Equivalent of the L/C Obligations in an amount equal to the amount of Net Cash Proceeds received by the applicable Loan Party or Subsidiary in connection with such Disposition, with a corresponding reduction of the Maximum Outstanding Amount and the Maximum Borrowing Amount.
(f)          Section 2.09(e) of the Credit Agreement is hereby amended by deleting the words “provided, that the monthly commitment fee that would otherwise be due and payable on March 1, 2019 shall be due and payable on March 31, 2019” and replacing them with “provided, that the monthly commitment fees that would otherwise be due and payable on March 1, 2019, April 1, 2019 and May 1, 2019 shall be due and payable on May 24, 2019”.

(g)          Section 4.02(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(f)          After giving effect to the proposed Credit Extension, the ratio of (a) Total Assets as set forth in the Asset Coverage Ratio Certificate most recently delivered pursuant to Section 6.02(h) to (b) Total Outstandings shall not be less than (i) 0.95 to 1.0 at any time prior to the consummation of either of Disposition A or Disposition B; (ii) 1.05 to 1.0 at any time after the consummation of the first of either Disposition A or Disposition B; and (iii) 1.15 to 1.0 at any time after the consummation of both of Disposition A and Disposition B.
(h)          Section 6.02(ff) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(ff)          [Reserved].
(i)          Each of Sections 6.12(a), (b), (c) and (d) of the Credit Agreement is hereby amended and restated in its entirety as follows:
6.12          Financial Covenants.
(a)          Lease-Adjusted Total Debt To EBITDAR Ratio.  Maintain on a consolidated basis a Lease-Adjusted Total Debt to EBITDAR Ratio not greater than the ratio opposite the applicable testing date set forth in the table below:
Testing Date	Maximum Lease-Adjusted Total Debt to EBITDAR Ratio
June 30, 2018	6.09:1.00
July 31, 2018	5.91:1.00
August 31, 2018	5.61:1.00
September 30, 2018	5.19:1.00
October 31, 2018	4.86:1.00
November 30, 2018	4.61:1.00
December 31, 2018	4.61:1.00
January 31, 2019	4.36:1.00
February 28, 2019	4.24:1.00
March 31, 2019	4.48:1.00
April 30, 2019	3.24:1.00
May 31, 2019	3.48:1.00

(b)          Fixed Charge Coverage Ratio.  Maintain on a consolidated basis a Fixed Charge Coverage Ratio not less than the ratio opposite the applicable testing date set forth in the table below:
Testing Date	Minimum Fixed Charge Coverage Ratio
June 30, 2018	0.90:1.00
July 31, 2018	0.95:1.00
August 31, 2018	1.00:1.00
September 30, 2018	1.00:1.00
October 31, 2018	1.00:1.00
November 30, 2018	1.00:1.00
December 31, 2018	1.00:1.00
January 31, 2019	1.00:1.00
February 28, 2019	1.00:1.00
March 31, 2019	0.95:1.00
April 30, 2019	1.00:1.00
May 31, 2019	1.00:1.00

(c)          Asset Coverage Ratio.  Not permit the Asset Coverage Ratio to be less than (i) 0.95 to 1.0 as of the last Business Day of any calendar week ending prior to the consummation of either of Disposition A or Disposition B; (ii) 1.05 to 1.0 as of the last Business Day of any calendar week ending upon or after the consummation of the first of either Disposition A or Disposition B; and (iii) 1.15 to 1.0 as of the last Business Day of any calendar week ending upon or after the consummation of both of Disposition A and Disposition B.
(d)          Maximum Disbursements.  Not permit the aggregate amount of Disbursements of the Loan Parties to exceed the amount opposite the applicable period set forth in the table below:
Period	Maximum Disbursements
July 1, 2018 through and including July 28, 2018	$97,100,000
July 29, 2018 through and including September 1, 2018	$113,500,000
September 2, 2018 through and including September 29, 2018	$73,900,000
September 30, 2018 through and including November 3, 2018	$117,500,000
November 4, 2018 through and including December 1, 2018	$82,700,000
December 2, 2018 through and including December 29, 2018	$78,557,000
December 30, 2018 through and including January 26, 2019	$77,858,000
January 27, 2019 through and including March 2, 2019	$107,752,000
March 3, 2019 through and including March 30, 2019	$75,626,000
March 31, 2019 through and including April 27, 2019	$72,695,000
April 28, 2019 through and including May 24, 2019	$48,336,000
May 25, 2019 through and including June 29, 2019	$62,409,000

7.          Deferral of Twelfth Amendment Fee Payments.  The payments in respect of the Twelfth Amendment Fee that would otherwise be due and payable under Section 5 of the Twelfth Amendment on April 1, 2019 and May 1, 2019 shall be due and payable on May 24, 2019.

8.          Updated Organizational Chart.  Within five (5) Business Days after consummation of Disposition A and Disposition B, the Borrower shall deliver to the Administrative Agent an updated organizational chart of the Loan Parties and each of their respective Subsidiaries giving effect to Disposition A and Disposition B.

9.          Conditions Precedent.  This Amendment shall become effective as of the date hereof upon the satisfaction (or waiver by the Administrative Agent) of the following conditions precedent:

(a)          receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors (excluding the Mexican Loan Parties), each Lender and the Administrative Agent;

(b)          receipt by the Administrative Agent of the Disposition A Certificate and Disposition B Certificate, each duly executed by a Responsible Officer of the Borrower;

(c)          receipt by the Administrative Agent of opinions of legal counsel to the Borrower in form and substance reasonably acceptable to the Administrative Agent, addressed to the Administrative Agent and each Lender, dated as of the date hereof; and

(d)          receipt by the Administrative Agent of a certificate of each Loan Party (excluding the Mexican Loan Parties) dated as of the date hereof signed by a Responsible Officer of such Loan Party (A) certifying and attaching resolutions adopted by the board of directors or equivalent governing body of such Loan Party approving this Amendment and (B) in the case of the Borrower, certifying that, after giving effect to this Amendment, (1) the representations and warranties of each Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, in each case, other than with respect to the Audit Events (as defined in that certain Eighth Amendment to Credit Agreement dated as of March 30, 2018 by and among the parties hereto), and (2) no Default exists after giving effect to this Amendment.

10.          Payment of Fees and Expenses.  Without limiting the Loan Parties’ obligations under Section 10.04 of the Credit Agreement, the Borrower shall, promptly, and in any event within 5 Business Days of demand therefor, reimburse (i) the Administrative Agent for all fees and expenses of the Administrative Agent (including without limitation, all fees and expenses of US, Mexican and Canadian counsel to the Administrative Agent and financial advisors to the Administrative Agent and all appraisal, inspection and other costs incurred by the Administrative Agent) and (ii) each Lender for all reasonable out-of-pocket travel expenses of, and fees and expenses of counsel to, such Lender, in each case, incurred in connection with the Loan Documents, including without limitation this Amendment.

11.          Release.  In consideration of the Administrative Agent’s and the Lenders’ willingness to enter into this Amendment, each of the undersigned Loan Parties hereby releases and forever discharges the Administrative Agent, the Lenders and each of the Administrative Agent’s and the Lenders’ predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with the Loan Documents or any of the negotiations, activities, events or circumstances arising out of or related to the Loan Documents through the date of this Amendment, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any of the undersigned Loan Parties may have or claim to have against any entity or other Person within the Lender Group.

12.          Amendment is a “Loan Document”.  This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

13.          Representations and Warranties; No Default.  Each undersigned Loan Party represents and warrants to the Administrative Agent and each Lender that (a) any forecasts of cash flows and other projections delivered to the Administrative Agent or any Lender prior to the date hereof reflect the Borrower’s good faith estimate of the matters described therein, (b) the representations and warranties of each undersigned Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, in each case, other than with respect to the Audit Events, and (c) after giving effect to this Amendment, no Default exists, including without limitation any Default under Section 8.01(e) of the Credit Agreement.

14.          No Other Changes.  Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

15.          Counterparts; Delivery.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

16.          Amendment, Modification and Waiver.  This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
17.          Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Indiana.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Fifteenth Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWER:	CELADON GROUP, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

GUARANTORS:	CELADON TRUCKING SERVICES, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

CELADON LOGISTICS SERVICES, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

QUALITY EQUIPMENT LEASING, LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON E-COMMERCE, INC.

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON GROUP, INC.
FIFTEENTH AMENDMENT

GUARANTORS:	A&S SERVICES GROUP, LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

OSBORN TRANSPORTATION, INC.

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON CANADIAN HOLDINGS, LIMITED

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

HYNDMAN TRANSPORT LIMITED

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

BEE LINE, INC.

	By:	/s/ Chase Welsh
	Name:	Chase Welsh
	Title:	Secretary

CELADON GROUP, INC.
FIFTEENTH AMENDMENT

GUARANTORS:	BUCKLER TRANSPORT, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

CELADON DRIVING ACADEMY, LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON REALTY, LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

DISTRIBUTION, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

EAGLE LOGISTICS SERVICES INC.

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

CELADON GROUP, INC.
FIFTEENTH AMENDMENT

GUARANTORS:	QUALITY COMPANIES LLC

	By:	/s/ Paul Svindland
	Name:	Paul Svindland
	Title:	Chief Executive Officer

TAYLOR EXPRESS, INC.

	By:	/s/ Chase Welsh
	Name:	Chase Welsh
	Title:	Secretary

CELADON GROUP, INC.
FIFTEENTH AMENDMENT

GUARANTORS:	A&S REAL ESTATE HOLDINGS, LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

BUCKLER LOGISTICS, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

HUNT VALLEY EQUIPMENT CO., LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

J. DAVID BUCKLER, INC.

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

QUALITY INSURANCE LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

CELADON GROUP, INC.
FIFTEENTH AMENDMENT

GUARANTORS:	VORBAS, LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

A&S KINARD LOGISTICS, LLC

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

BUCKLER DISTRIBUTION CENTER, L.P.

	By:	J. David Buckler, Inc., its general partner

	By:	/s/ Thomas S. Albrecht
	Name:	Thomas S. Albrecht
	Title:	Chief Financial Officer

CELADON GROUP, INC.
FIFTEENTH AMENDMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Andrew J. Maidman
	Name:	Andrew J. Maidman
	Title:	Senior Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Andrew J. Maidman
	Name:	Andrew J. Maidman
	Title:	Senior Vice President

WELLS FARGO BANK, N.A., as a Lender

	By:	/s/ Troy F. Jefferson
	Name:	Troy F. Jefferson
	Title:	Senior Vice President

CITIZENS BANK, N.A., as a Lender

	By:	/s/ Christopher Rothwell
	Name:	Christopher Rothwell
	Title:	EVP

CELADON GROUP, INC.
FIFTEENTH AMENDMENT

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